                   COLLATERAL ASSIGNMENT, PATENT MORTGAGE
                           AND SECURITY AGREEMENT

     This Collateral Assignment, Patent Mortgage and Security Agreement is made as of the 23rd day of April 1998, by and between CONDUCTUS, INC. a Delaware corporation ("Assignor"), and Silicon Valley Bank, a California banking corporation ("Assignee") whose address is 3003 Tasman Drive, Santa Clara, CA 95054.

                                 RECITALS

     A. Assignee has agreed to lend to Assignor certain funds (the "Loans"), pursuant to a Loan and Security Agreement dated of even date herewith (the "Loan Agreement") and Assignor desires to borrow such funds from Assignee.

     B. In order to induce Assignee to make the Loans, Assignor has agreed to assign certain intangible property to Assignee for purposes of securing Assignor's "Obligations" (as defined in the Loan Agreement) to Assignee (collectively, the "Obligations").

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1. ASSIGNMENT, PATENT MORTGAGE AND GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance of all of Assignor's present or future indebtedness, obligations and liabilities to Assignee, Assignor hereby assigns, transfers, conveys and grants a security interest and mortgage to Assignee, as security, but not as an ownership interest in and to Assignor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

            (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now of hereafter existing, created, acquired or held, including without limitation those set forth on EXHIBIT A attached hereto (collectively, the "Copyrights");

            (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

            (c) Any and all design rights which may be available to Assignor now or hereafter existing, created, acquired or held;

            (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on EXHIBIT B attached hereto (collectively, the "Patents");

            (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks, including without limitation those set forth on EXHIBIT C attached hereto (collectively, the "Trademarks")

            (f) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not be obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

            (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

            (h) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

            (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

THE INTEREST IN THE COLLATERAL BEING ASSIGNED HEREUNDER SHALL NOT BE CONSTRUED AS A CURRENT ASSIGNMENT, BUT AS A CONTINGENT ASSIGNMENT TO SECURE ASSIGNOR'S OBLIGATIONS TO ASSIGNEE UNDER THE LOAN AGREEMENT.

     2. AUTHORIZATION AND REQUEST. Assignor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

     3. COVENANTS AND WARRANTIES. Assignor represents, warrants, covenants and agrees as follows:

            (a) Assignor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Assignor to its customers in the ordinary course of business.

            (b) Performance of this Assignment does not conflict with or result in a breach of any agreement to which Assignor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Assignment constitutes an assignment.

            (c) During the term of this Agreement, Assignor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Assignor in the ordinary course of business or as set forth in this Assignment;

            (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

            (e) Assignor shall promptly advise Assignee of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Assignor in or to any Trademark, Patent or Copyright not specified in this Assignment;

            (f) Assignor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Assignee in writing of material infringements detected and (iii) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Assignee, which shall not be unreasonably withheld unless Assignor determines that reasonable business practices suggest that abandonment is appropriate.

            (g) Assignor shall promptly register the most recent version of any of Assignor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Assignee may reasonably request from time to time to perfect or continue the perfection of Assignee's interest in the Collateral;

            (h) This Assignment creates, and in the case of after acquired Collateral, this Assignment will create at the time Assignor first has rights in such after acquired Collateral, in favor of Assignee a valid and perfected first priority security interest in the collateral in the United States securing the payment and performance of the Obligations upon making the filings referred to in clause (i) below;

            (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with the respect to the Copyrights necessary to perfect the security interests and assignment created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Assignor of the security interest granted hereby or for the execution, delivery or performance of this Assignment by Assignor in the U.S. or (ii) for the perfection in the United States or the exercise by Assignee of its rights and remedies thereunder;

            (j) All information heretofore, herein or hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

            (k) Assignor shall not enter into any agreement that would materially impair or conflict with Assignor's obligations hereunder without Assignee's prior written consent, which consent shall not be unreasonably withheld. Assignor shall not permit the inclusion in any material contract to which its becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Assignor's rights and interest in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

          (l) Upon any executive officer or Assignor obtaining actual knowledge thereof, Assignor will promptly notify Assignee in writing of any event that materially adversely affects the value of any material Collateral, the ability of Assignor to dispose of any material Collateral of the rights and remedies of Assignee in relation thereto, including the levy of any legal process against any of the Collateral.

     4. ASSIGNEE'S RIGHTS. Assignee shall have the right, but not the obligation, to take, at Assignor's sole expense, any actions that Assignor is required under this Assignment to take but which Assignor fails to take, after fifteen (15) days' notice to Assignor. Assignor shall reimburse and indemnify Assignee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

     5. INSPECTION RIGHTS. Assignor hereby grants to Assignee and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Assignor, and any of Assignor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Assignor and as often as may be reasonably requested, but not more than one (1) in every six (6) months; provided, however, nothing herein shall entitle Assignee access to Assignor's trade secrets and other proprietary information.

     6.  FURTHER ASSURANCES:  ATTORNEY IN FACT.

          (a) On a continuing basis, Assignor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Assignee, to perfect Assignee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Collateral Assignment, or for assuring and confirming to Assignee the grant or perfection of a security interest in all Collateral.

          (b) Assignor hereby irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion, upon Assignor's failure or inability to do so, to take any action and to execute any instrument which Assignee may deem necessary or advisable to accomplish the purposes of this Collateral Assignment, including, without limitation:

                (i) To modify, in its sole discretion, this Collateral Assignment without first obtaining Assignor's apporval of or signature modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Assignor no longer has or claims any right, title or interest; and

               (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Assignor where permitted by law.

     7. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under the Assignment:

         (a)   An Event of Default occurs under the Loan Agreement; or

         (b) Assignor breaches any warranty or agreement made by Assignor in this Agreement.

     8. REMEDIES. Upon the occurrence and continuance of an Event of Default, Assignee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Assignor to assemble the Collateral and any tangible property in which

Assignee has a security interest and to make it available to Assignee at a place designated by Assignee. Assignee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Assignee to exercise its rights and remedies upon the occurrence of an Event of Default. Assignor will pay any expenses (including reasonable attorney's fees) incurred by Assignee in connection with the exercise of any of Assignee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Assignee's rights and remedies with respect to the Collateral shall be cumulative.

     9. INDEMNITY. Assignor agrees to defend, indemnify and hold harmless Assignee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Assignee as a result of or in any way arising out of, following or consequential to transactions between Assignee and Assignor, whether under this Assignment or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising form or out of Assignee's gross negligence or willful misconduct.

    10. REASSIGNMENT. At such time as Assignor shall completely satisfy all of the obligations secured hereunder, Assignee shall execute and deliver to Assignor all deed, assignments, and other instruments as may necessary or proper to reinvest in Assignor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Assignee pursuant hereto.

    11. COURSE OF DEALING. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

    12. ATTORNEYS' FEES. If any action relating to this Assignment is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

    13. AMENDMENTS. This Assignment may be amended only by a written instrument signed by both parties hereto.

    14. COUNTERPARTS. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

    15. CALIFORNIA LAW AND JURISDICTION. This Assignment shall be governed by the laws of the State of California, without regard for choice of law provisions. Assignor and Assignee consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

    16. CONFIDENTIALITY. In handling any confidential information, Assignee shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Assignment except that the disclosure of this information may be made (i) to the affiliates of the Assignee, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into comparable confidentiality agreement in favor of Assignor and have deliver a copy to Assignor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Assignee.

IN WITNESS THEREOF, the parties hereto have executed this Assignment on the day and year first above written.

ADDRESS OF ASSIGNOR:                       ASSIGNOR:

969 WEST MAUDE AVENUE                            CONDUCTUS, INC.
SUNNYVALE, CALIFORNIA 94086

                                                  By:
                                                      ------------------------
                                                  Name:
                                                      ------------------------

                                  EXHIBIT "A"

                                  COPYRIGHTS

REG. NO.             REG. DATE                     COPYRIGHT
--------             ---------                     ---------
SU TX 4-449-856      3/7/97                        Squid Control Instrumentation

SU TX 4-606-423      6/2/97                        PC Squid Configuration

                                   EXHIBIT B
                                   IP SUMMARY
                                     4/9/98

                      US PATENT NO. 5,090,819
                      US APPLICATION NO. 07/569,435

      Filed: 08/20/90       Issued: 2/25/92          Expires  8/20/10

       For: Superconducting Bolometer Construction

   Inventors: Kapitulnik, A.
-------------------------------------------------------------------------------




                      US PATENT NO. 5,219,826
                      US APPLICATION NO. 07/569,434

      Filed: 08/20/90       Issue: 06/15/93          Expires  8/20/10

       For: Superconducting Junctions and Method of Making Same

   Inventors: Kapitulnik, A.
-------------------------------------------------------------------------------




                      US PATENT NO. 5,126,533
                      US APPLICATION NO. 07/494,738

      Filed: 03/19/90       Issued: 06/30/92          Expires  3/19/10

       For: Substrate Heater Utilizing Protective Heat Sinking Means

   Inventors: Newman, N., Char, K.

-------------------------------------------------------------------------------

                                   IP SUMMARY
                                     4/9/98

                      US PATENT NO. 5,132,282
                      US APPLICATION NO. 07/495,568

      Filed: 03/16/90       Issued: 07/21/92         Expires  3/16/10

       For: High Temperature Superconductor-Strontium Titanate Sapphire
            Structures

   Inventors: Newman, N., Char, K.
-------------------------------------------------------------------------------




                      US PATENT NO. 5,130,294
                      US APPLICATION NO. 07/565,691

      Filed: 08/13/90       Issued: 07/14/92         Expires  8/13/10

       For: High Temperature Superconductor-Calcium Titanate Structures

   Inventors: Char, K.
-------------------------------------------------------------------------------




                      US PATENT NO. 5,207,884
                      US APPLICATION NO. 07/633,275

      Filed: 12/24/90       Issued: 05/04/93         Expires  12/24/10

       For: Superconductor Deposition System

   Inventors: Char, K., Newman, N., Rowell, J.M.
-------------------------------------------------------------------------------

                                   IP SUMMARY
                                     4/9/98

                      US PATENT NO. 5,157,466
                      US APPLICATION NO. 07/672,664

      Filed: 03/19/91       Issued: 10/20/92         Expires  3/19/11

       For: Grain Boundary Junctions in HTS Films

   Inventors: Char, K., Garrison, S.M., Newman, N., Zaharchuk, G.G
-------------------------------------------------------------------------------




                      US PATENT NO. 5,241,828
                      US APPLICATION NO. 07/915,440

      Filed: 07/17/92       Issued: 09/07/93         Expires  7/17/12

       For: Cryogenic Thermoelectric Cooler

   Inventors: Kapitulnik, A.
-------------------------------------------------------------------------------




                      US PATENT NO. 5,651,016
                      US APPLICATION NO. 08/657,638

      Filed: 5/30/96        Issued: 7/22/97          Expires  7/22/14

       For: Ultrahigh Speed Laser

   Inventors: Yu, R-C., Whiteley, S.R., Whalen, H.
-------------------------------------------------------------------------------

                                   IP SUMMARY
                                     4/9/98

                      US PATENT NO. 5,455,594
                      US APPLICATION NO. 08/288,659

      Filed: 8/10/94        Issued: 10/03/95         Expires  10/3/12

       For: Internal Thermal Isolation Layer For Array Antenna

   Inventors: Blasing, R.R., Johnson, E.S., Lockie, D.G., Mohnwinkel, C.,
              Whalen, B., Withers, R.S.
-------------------------------------------------------------------------------




                      US PATENT NO. 5,432,151
                      US APPLICATION NO. 08/090,422

      Filed: 07/12/93       Issued: 7/11/95          Expires  7/12/13

       For: Process for Ion-Assisted Laser Deposition of Biaxially Textured
            Intermediate Layer for Forming Superconducting Thin Film on
            Substrate

   Inventors: Russo, R.E., Reade, R.P., Garrison, S.M., Berdahl, P.
-------------------------------------------------------------------------------




                      US PATENT NO. 5,449,659
                      US APPLICATION NO. 07/973,966

      Filed: 11/09/92       Issued: 09/12/95         Expires  11/9/12

       For: Method of Bonding Multilayer Structures of Crystalline Materials

   Inventors: Garrison, S., Simon, R.W.
-------------------------------------------------------------------------------

                                   IP SUMMARY
                                     4/9/98

                      AU PATENT NO. 651,463
                      AU APPLICATION NO. 18818/92

      Filed: 03/19/92       Issued: 11/09/94         Expires  3/19/12

       For: Grain Boundary Junctions in HTS Films

   Inventors: Char, K., Garrison, S.M., Newman, N., Zaharchuk, G.G.
-------------------------------------------------------------------------------




                      KR PATENT NO. 122283
                      KR APPLICATION NO. 93-702809

      Filed: 03/19/92       Issued: 9/3/97           Expires

       For: Grain Boundary Junctions in HTS Films

   Inventors: Char, K., Garrison, S.M., Newman, N., Zaharchuk, G.G
-------------------------------------------------------------------------------




                      US PATENT NO. 5,366,953
                      US APPLICATION NO. 08/119,133

      Filed: 12/22/93       Issued: 11/22/94         Expires  3/19/11

       For: Method of Forming Grain Boundary Junctions in HTS Films

   Inventors: Char, K.; Garrison, S.M.; Newman, N.; Zaharchuk, G.G.
-------------------------------------------------------------------------------

                                   IP SUMMARY
                                     4/9/98

                      US PATENT NO. 5,233,500
                      US APPLICATION NO. 07/893,416

      Filed: 06/01/92       Issued: 08/03/93         Expires  6/1/12

       For: Package for Cascaded Microwave Devices

   Inventors: Liang, G-C., Withers, R.S.
-------------------------------------------------------------------------------




                      US PATENT NO. 5,351,007
                      US APPLICATION NO. 07/891,591

      Filed: 06/01/92       Issued: 09/27/94         Expires  6/1/12

       For: Superconducting Magnetic Resonance Probe Coil

   Inventors: Withers, R.S., Liang, G-C.
-------------------------------------------------------------------------------




                      AU PATENT NO. 677590
                      AU APPLICATION NO. 44004/93

      Filed: 05/28/93       Issued: 8/21/97          Expires

       For: Superconducting Magnetic Resonance Probe Coil

   Inventors: Withers, R.S., Liang, G-C.
-------------------------------------------------------------------------------

                                   IP SUMMARY
                                     4/9/98

                      US PATENT NO. 5,276,398
                      US APPLICATION NO. 07/929,900

      Filed: 08/11/92       Issued: 01/04/94         Expires  6/1/12

       For: Superconducting Magnetic Resonance Probe Coil

   Inventors: Withers, R.S., Liang, G-C.
-------------------------------------------------------------------------------




                      US PATENT NO. 5,532,592
                      US APPLICATION NO. 08/012,500

      Filed: 02/02/93       Issued: 7/2/96           Expires  7/2/13

       For: SQUID Control Apparatus with Non-Cryogenic Flux-Locked Loop
            Disposed in Closed Proximity to the SQUID (as amended)

   Inventors: Colclough, M.S.
-------------------------------------------------------------------------------




                      US PATENT NO. 5,280,013
                      US APPLICATION NO. 07/968,280

      Filed: 10/29/92       Issued: 1/18/94          Expires  7/5/11

       For: Method of Preparing HTS Films on Opposite Sides of a Substrate

   Inventors: Newman, N., Kapitulnik, A., Cole, B.F., Simon, R.W.
-------------------------------------------------------------------------------

                                  EXHIBIT "C"


                            CONDUCTUS TRADEMARK LIST

----------------------------------------------------------------------------------------
  TRADEMARK               NUMBER                  DATE                   COUNTRY
----------------------------------------------------------------------------------------
 CONDUCTUS                1,746,909              1/19/93             US
----------------------------------------------------------------------------------------
 CONDUCTUS and            1,742,131             12/22/92             US
 design
----------------------------------------------------------------------------------------
 MR. SQUID                1,812,785             12/21/93             US
----------------------------------------------------------------------------------------
 TOO GOOD TO              1,753,065              2/16/93             US
 RESIST
----------------------------------------------------------------------------------------
 CONDUCTUS                 B533,237              2/17/93             Australia
----------------------------------------------------------------------------------------
 CONDUCTUS                  134,199              1/17/91             Austria
----------------------------------------------------------------------------------------
 CONDUCTUS                  482,967               4/2/91             Benelux
----------------------------------------------------------------------------------------
 CONDUCTUS                  414,967               7/9/93             Canada
----------------------------------------------------------------------------------------
 CONDUCTUS                  1592354              5/16/90             France
----------------------------------------------------------------------------------------
 CONDUCTUS                 11177397              1/13/91             Germany
----------------------------------------------------------------------------------------
 CONDUCTUS              401727 C/90             12/31/92             Italy
----------------------------------------------------------------------------------------
 CONDUCTUS (cl. 9)       66274/1990              2/26/93             Japan
----------------------------------------------------------------------------------------
 CONDUCTUS (cl. 10)         2451964              9/30/92             Japan
----------------------------------------------------------------------------------------
 CONDUCTUS (cl. 11)         2703995              2/28/95             Japan
----------------------------------------------------------------------------------------
 CONDUCTUS                   233430               3/2/92             S. Korea
----------------------------------------------------------------------------------------
 CONDUCTUS                  383,556               7/1/91             Switzerland
----------------------------------------------------------------------------------------
 CONDUCTUS                 00531974              8/16/91             Taiwan
----------------------------------------------------------------------------------------
 CLEARSITE                  Pending                                  Japan, Europe, US
                                                                     Canada
----------------------------------------------------------------------------------------


STATE OF CALIFORNIA       )
                          ) ss.
COUNTY OF______________   )


     On ___________________, 1998, before me, _________________________________
___________________________________________, Notary Public, personally appeared
_________________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


     Witness my hand and official seal.


                            ------------------------

                                     (Seal)

                                  EXHIBIT "A"

                                  COPYRIGHTS

REG. NO.             REG. DATE                     COPYRIGHT
--------             ---------                     ---------
SU TX 4-449-856      3/7/97                        Squid Control Instrumentation

SU TX 4-606-423      6/2/97                        PC Squid Configuration

                                  EXHIBIT "B"

                                    PATENTS

DOCKET NO.       COUNTRY     SERIAL NO.             FILING DATE         STATUS
----------       -------     ----------             -----------         ------

                                  EXHIBIT "C"

                                  TRADEMARKS

MARK                     COUNTRY               SERIAL NO.               STATUS
----                     -------               ----------               ------

STATE OF CALIFORNIA       )
                          ) ss.
COUNTY OF______________   )


     On ___________________, 1998, before me, _________________________________
___________________________________________, Notary Public, personally appeared
_________________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


     Witness my hand and official seal.


                            ------------------------

                                     (Seal)

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                              -------------------------

                             WARRANT TO PURCHASE STOCK


 WARRANT TO PURCHASE 15,000           ISSUE DATE:         APRIL 23, 1998
 SHARES OF THE COMMON                 EXPIRATION DATE:    APRIL 23, 2003
 STOCK OF CONDUCTUS, INC.             INITIAL EXERCISE PRICE: $3.625 PER SHARE

THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, SILICON VALLEY BANK ("Holder") is entitled to purchase the number of fully paid and non-assessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1.   EXERCISE.

   1.1 METHOD OF EXERCISE. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

   1.2   CONVERSION RIGHT.  In lieu of exercising this Warrant as specified in
Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant Section 1.4.

   1.3 ALTERNATIVE STOCK APPRECIATION RIGHT. At Holder's option, the Company shall pay Holder the fair market value of the Shares issuable upon conversion of this Warrant pursuant to Section 1.2 in cash in lieu of such Shares.

   1.4 FAIR MARKET VALUE. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

   1.5 DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

   1.6 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

   1.7   REPURCHASE ON SALE, MERGER OR CONSOLIDATION OF THE COMPANY.

   1.7.1. "ACQUISITION". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

   1.7.2. ASSUMPTION OF WARRANT. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

                                                 WARRANT TO PURCHASE STOCK
               -----------------------------------------------------------------

   1.7.3. NONASSUMPTION. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to Section
1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

   1.7.4. PURCHASE RIGHT. Notwithstanding the foregoing, at the election of Holder, the Company shall purchase the unexercised portion of this Warrant for cash upon the closing of any Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less (b) the aggregate Warrant Price of the Shares, but in no event less than zero.

ARTICLE 2.   ADJUSTMENTS TO THE SHARES.

   2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

   2.2 RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

   2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

   2.4 ADJUSTMENTS FOR DILUTING ISSUANCES. The Warrant Price and the number of Shares issuable upon exercise of this Warrant or, if the Shares are Preferred Stock, the number of shares of common stock issuable upon conversion of the Shares, shall be subject to adjustment, from time to time in the manner set forth on Exhibit A in the event of Diluting Issuances (as defined on Exhibit A).

   2.5 NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

   2.6 FRACTIONAL SHARES. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder amount computed by multiplying the fractional interest by the fair market value of a full Share.

   2.7 CERTIFICATE AS TO ADJUSTMENTS. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3.    REPRESENTATIONS AND COVENANTS OF THE COMPANY.

   3.1 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder as follows:

   (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than (i) the price per share at which the Shares were last issued in an arms-

                                                     WARRANT TO PURCHASE STOCK
               -----------------------------------------------------------------

length transaction in which at least $500,000 of the Shares were sold and (ii) the fair market value of the Shares as of the date of this Warrant.

   (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

   3.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

   3.3 INFORMATION RIGHTS. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and
(c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

   3.4 REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED. The Company agrees that the Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall be subject to the registration rights set forth on Exhibit B, if attached.

ARTICLE 4.   MISCELLANEOUS.

   4.1 TERM: NOTICE OF EXPIRATION. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. The Company shall give Holder written notice of Holder's right to exercise this Warrant in the form attached as Appendix 2 not more than 90 days and not less than 30 days before the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder.

   4.2 LEGENDS. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

   THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

   4.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant and the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holders notice of proposed sale.

   4.4 TRANSFER PROCEDURE. Subject to the provisions of Section 4.2, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

                                                    WARRANT TO PURCHASE STOCK
               -----------------------------------------------------------------

   4.5 NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

   4.6 WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

   4.7 ATTORNEYS FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

   4.8 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                    CONDUCTUS, INC.




                    BY
                      -------------------------------
                              CHAIRMAN OF THE BOARD, PRESIDENT
                              OR VICE PRESIDENT

                    BY
                      -------------------------------
                              SECRETARY OR ASS'T SECRETARY

                                                       WARRANT TO PURCHASE STOCK
               -----------------------------------------------------------------

                                     APPENDIX 1

                                 NOTICE OF EXERCISE

   1. The undersigned hereby elects to purchase ____________ shares of the Common/Series ____ Preferred [strike one] Stock of______________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

   1. The undersigned hereby elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised with respect to _______ of the Shares covered by the Warrant.

   [Strike paragraph that does not apply.]

   2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                             __________________________
                                       (NAME)
                             __________________________
                             __________________________
                                     (ADDRESS)


   3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


-------------------------------------
(Signature)

-------------------------------------
(Date)



                                     APPENDIX 2

                       NOTICE THAT WARRANT IS ABOUT TO EXPIRE

                                 _____________, __

(Name of Holder)
(Address of Holder)
Attn: Chief Financial Officer


Dear ____________:


   This is to advise you that the Warrant issued to you described below will expire on ________________, 19__.

   Issuer:

   Issue Date:

   Class of Security Issuable:

   Exercise Price per Share:

   Number of Shares Issuable:

   Procedure for Exercise:

   Please contact [name of contact person at (phone number)] with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.


(Name of Issuer)



By
  -----------------------------
Its
   ----------------------------

                                                       WARRANT TO PURCHASE STOCK
               -----------------------------------------------------------------

                                     EXHIBIT A

                              ANTI-DILUTION PROVISIONS

   In the event of the issuance (a "Diluting Issuance") by the Company, after the Issue Date of the Warrant, of securities at a price per share less than the Warrant Price, or, if the Shares are common stock, less than the then conversion price of the Company's Preferred Stock, then the number of shares of common stock issuable upon conversion of the Shares, or if the Shares are common stock, the number of Shares issuable upon exercise of the Warrant, shall be adjusted as a result of Diluting Issuances in accordance with the Holder's standard form of Anti-Dilution Agreement in effect on the Issue Date.

   Under no circumstances shall the aggregate Warrant Price payable by the Holder upon exercise of the Warrant increase as a result of any adjustment arising from a Diluting Issuance.


                                     EXHIBIT B

                                REGISTRATION RIGHTS

   The Shares (if common stock), or the common stock issuable upon conversion of the Shares, shall be deemed "registrable securities" or otherwise entitled to "piggy back" registration rights in accordance with the terms of the following agreement (the "Agreement") between the Company and its investor(s):

   ------------------------------------------------------------------------
   [Identify Agreement by date, title and parties. If no Agreement exists, indicate by "none".]

   The Company agrees that no amendments will be made to the Agreement which would have an adverse impact on Holder's registration rights thereunder without the consent of Holder. By acceptance of the Warrant to which this Exhibit B is attached, Holder shall be deemed to be a party to the Agreement.

   If no Agreement exists, then the Company and the Holder shall enter into Holder's standard form of Registration Rights Agreement as in effect on the Issue Date of the Warrant.

               -----------------------------------------------------------------

SILICON VALLEY BANK

                        REGISTRATION RIGHTS AGREEMENT


ISSUER:        CONDUCTUS, INC.
ADDRESS:       969 W. MAUDE AVENUE
               SUNNYVALE, CALIFORNIA 94068

DATE:          APRIL 23, 1998


THIS REGISTRATION RIGHTS AGREEMENT is entered into as of the above date by and between SILICON VALLEY BANK ("Purchaser"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the above Company, whose address is set forth above.

                                      RECITALS

   A. Concurrently with the execution of this Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

   B. By this Agreement, the Purchaser and the Company desire to set forth the registration rights of the Shares all as provided herein.

   NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

   1.     REGISTRATION RIGHTS.  The Company covenants and agrees as follows:

   1.1    DEFINITIONS.  For purposes of this Section 1:

   (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document;

   (b) The term "Registrable Securities" means (i) the Shares (if Common Stock) or all shares of Common Stock of the Company issuable or issued upon conversion of the Shares and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any stock referred to in (i).

   (c) The terms "Holder" or "Holders" means the Purchaser or qualifying transferees under subsection 1.8 hereof who hold Registrable Securities.

   (d)    The term "SEC" means the Securities and Exchange Commission.

   1.2    COMPANY REGISTRATION.

   (a) Registration. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-1 or S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form (other than Form S-1, S-2, S-3 or S-18, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

   (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

   (ii) include in such registration (and compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection 1.2(b) below.

   (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.2(a)(i). In such event the right of any Holder to registration pursuant to this subsection 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent

               SILICON VALLEY BANK                REGISTRATION RIGHTS AGREEMENT
               -----------------------------------------------------------------

provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

   1.3 EXPENSES OF REGISTRATION. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 1 including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities. All expenses of any registered offering not otherwise borne by the Company shall be borne pro rata among the Holders participating in the offering and the Company.

   1.4 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in subsection 1.3, at its expense the Company will:

   (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days.

   (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

   (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

   (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

   (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

   (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

   1.5    INDEMNIFICATION.

   (a) The Company will indemnify each Holder of Registrable Securities and each of its officers, directors and partners, and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to this Rights Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration, qualification of compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company

               SILICON VALLEY BANK                REGISTRATION RIGHTS AGREEMENT
               -----------------------------------------------------------------

by an instrument duly executed by such Holder or underwriter specifically for use therein.

   (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this subsection 1.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this subsection 1.5(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

   (c) Each party entitled to indemnification under this subsection 1.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

   1.6 INFORMATION BY HOLDER. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

   1.7 RULE 144 REPORTING. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

   (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, after 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

   (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

   (c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

   1.8 TRANSFER OF REGISTRATION RIGHTS. Holders' rights to cause the Company to register their securities and keep information available, granted to them by the Company under subsections 1.2 and 1.7 may be assigned to a transferee or assignee of a Holder's Registrable Securities not sold to the public, provided, that the Company is given

               SILICON VALLEY BANK                REGISTRATION RIGHTS AGREEMENT
               -----------------------------------------------------------------

written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. The Company may prohibit the transfer of any Holders' rights under this subsection 1.8 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company.

   2.     GENERAL.

   2.1 WAIVERS AND AMENDMENTS. With the written consent of the record or beneficial holders of at least a majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of the Registrable Securities under this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this subsection 2.1.

   2.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

   2.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

   2.4 ENTIRE AGREEMENT. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

   2.5 NOTICES. ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Holder, at such Holder's address as set forth in the heading to this Agreement, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth in the heading to this Agreement, or at such other address as the Company shall have furnished to the Holder in writing.

   2.6 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreements shall not in any way be affected or impaired thereby.

   2.7 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

   2.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                         COMPANY:

                              CONDUCTUS, INC.



                              BY
                                ------------------------------
                                   PRESIDENT OR VICE PRESIDENT

                              BY
                                 ------------------------------
                                   SECRETARY OR ASS'T SECRETARY

                         PURCHASER:



                              SILICON VALLEY BANK



                              BY
                                -------------------------------

                              TITLE
                                   ----------------------------

               -----------------------------------------------------------------

SILICON VALLEY BANK

               ANTIDILUTION AGREEMENT


ISSUER:        CONDUCTUS, INC.
ADDRESS:       969 W. MAUDE AVENUE
               SUNNYVALE, CALIFORNIA 94068

DATE:          APRIL 23, 1998


THIS AGREEMENT is entered into as of the above date by and between SILICON VALLEY BANK ("Purchaser"), whose address is 3003 Tasman Drive, Santa Clara, California 95054, and the above Company, whose address is set forth above.

                                      RECITALS

   A. Concurrently with the execution of this Antidilution Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

   B. By this Antidilution Agreement, the Purchaser and the Company desire to set forth the adjustment in the number of Shares issuable upon exercise of the Warrant as a result of a Diluting Issuance (as defined in Exhibit A to the Warrant).

   C. Capitalized terms used herein shall have the same meaning as set forth in the Warrant.

   NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

   1. DEFINITIONS. As used in this Antidilution Agreement, the following terms have the following respective meanings:

   (a) "Option" means any right, option, or warrant to subscribe for, purchase, or otherwise acquire common stock or Convertible Securities.

   (b) "Convertible Securities" means any evidences of indebtedness, shares of stock, or other securities directly or indirectly convertible into or exchangeable for common stock.

   (c) "Issue" means to grant, issue, sell, assume, or fix a record date for determining persons entitled to receive, any security (including Options), whichever of the foregoing is the first to occur.

   (d) "Additional Common Shares" means all common stock (including reissued shares) issued (or deemed to be issued pursuant to Section 2) after the date of the Warrant. Additional Common Shares does not include, however, any common stock issued in a transaction described in Sections 2.1 and 2.2 of the Warrant; any common stock Issued upon conversion of preferred stock outstanding on the date of the Warrant; the Shares; or common stock Issued as incentive or in a nonfinancing transaction to employees, officers, directors, or consultants to the Company.

   (e) The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security.

   2. DEEMED ISSUANCE OF ADDITIONAL COMMON SHARES. The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of common stock Issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

   3.     ADJUSTMENT OF WARRANT PRICE FOR DILUTING ISSUANCES.

   3.1 WEIGHTED AVERAGE ADJUSTMENT. If the Company Issues Additional Common Shares after the date of the Warrant and the consideration per Additional Common Share (determined pursuant to Section 9) is less than the

               SILICON VALLEY BANK                     ANTIDILUTION AGREEMENT
               -----------------------------------------------------------------

Warrant Price in effect immediately before such Issue, the Warrant Price in effect immediately before such Issue shall be reduced, concurrently with such Issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Warrant Price by a fraction:

   (a) the numerator of which is the amount of common stock outstanding immediately before such Issue plus the amount of common stock that the aggregate consideration received by the Company for the Additional Common Shares would purchase at the Warrant Price in effect immediately before such Issue, and

   (b) the denominator of which is the amount of common stock outstanding immediately before such Issue plus the number of such Additional Common Shares.

   3.2 ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price, the number of Shares issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying (i) the number of Shares issuable upon exercise of the Warrant and (ii) the Warrant Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Warrant Price.

   3.3 SECURITIES DEEMED OUTSTANDING. For the purpose of this Section 3, all securities issuable upon exercise of any outstanding Convertible Securities or Options, warrants, or other rights to acquire securities of the Company shall be deemed to be outstanding.

   4. NO ADJUSTMENT FOR ISSUANCES FOLLOWING DEEMED ISSUANCES. No adjustment to the Warrant Price shall be made upon the exercise of Options or conversion of Convertible Securities.

   5. ADJUSTMENT FOLLOWING CHANGES IN TERMS OF OPTIONS OR CONVERTIBLE SECURITIES. If the consideration payable to, or the amount of common stock Issuable by, the Company increases or decreases, respectively, pursuant to the terms of any outstanding Options or Convertible Securities, the Warrant Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the Issuance of the Options or Convertible Securities. Any changes in the Warrant Price that occurred after such Issuance because other Additional Common Shares were Issued or deemed Issued shall also be recomputed.

   6. RECOMPUTATION UPON EXPIRATION OF OPTIONS OR CONVERTIBLE SECURITIES. The Warrant Price computed upon the original Issue of any Options or Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under Convertible Securities expire without having been exercised. In the case of Convertible Securities or Options for common stock, the Warrant Price shall be recomputed as if the only Additional Common Shares Issued were the shares of common stock actually Issued upon the exercise of such securities, if any, and as if the only consideration received therefor was the consideration actually received upon the Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for Convertible Securities, the Warrant Price shall be recomputed as if the only Convertible Securities Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration received therefor was the consideration actually received by the Company (determined pursuant to Section 9), if any, upon the Issue of the Options for the Convertible Securities.

   7. LIMIT ON READJUSTMENTS. No readjustment of the Warrant Price pursuant to Sections 5 or 6 shall increase the Warrant Price more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities.

   8. 30 DAY OPTIONS. In the case of any Options that expire by their terms not more than 30 days after the date of Issue thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options.

   9. COMPUTATION OF CONSIDERATION. The consideration received by the Company for the Issue of any Additional Common Shares shall be computed as follows:

   (a) CASH shall be valued at the amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends.

   (b) PROPERTY. Property other than cash shall be computed at the fair market value thereof at the time of the Issue as determined in good faith by the Board of Directors of the Company.

   (c) MIXED CONSIDERATION. The consideration for Additional common Shares Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Directors.

   (d) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing:

   (i) the total amount, if any, received or receivable by the Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of the Options or conversion of the Convertible Securities, by

   (ii) the maximum amount of common stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately Issuable upon the exercise of such Options or the conversion of such Convertible Securities.

   10.    GENERAL.

   10.1 GOVERNING LAW. This Antidilution Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between

               SILICON VALLEY BANK                     ANTIDILUTION AGREEMENT
               -----------------------------------------------------------------

California residents entered into and to be performed entirely within California.

   10.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

   10.3 ENTIRE AGREEMENT. Except as set forth below, this Antidilution Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

   10.4 NOTICES. ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Purchaser at Purchaser's address as set forth in the heading to this Agreement, or at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth in the heading to this Agreement, or at such other address as the Company shall have furnished to the Purchaser in writing.

   10.5 SEVERABILITY. In case any provision of this Antidilution Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Antidilution Agreement shall not in any way be affected or impaired thereby.

   10.6 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Antidilution Agreement.

   10.7 COUNTERPARTS. This Antidilution Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                          COMPANY:

                                  CONDUCTUS, INC.


                                  BY
                                    ------------------------------
                                       PRESIDENT OR VICE PRESIDENT

                                  BY
                                    -------------------------------
                                       SECRETARY OR ASS'T SECRETARY

                          PURCHASER:

                                  SILICON VALLEY BANK


                                  BY
                                    -------------------------------
                                  TITLE
                                       ----------------------------